Exhibit 99.1

Investor Relations Contact: Raphael Gross 203-682-8253 investorrelations@dfrg.com Media Relations Contact: Alecia Pulman 203-682-8200 DFRGPR@icrinc.com

Del Frisco’s Restaurant Group, Inc. Completes Acquisition of Barteca Restaurant Group

Schedules Conference Call and Webcast for Second Quarter 2018 Results on July 27, 2018

IRVING, TX - (GLOBE NEWSWIRE) - June 27, 2018 - Del Frisco’s Restaurant Group, Inc. (“Del Frisco’s”) (NASDAQ: DFRG) today announced that it has completed its acquisition of Barteca Restaurant Group (“Barteca”), consisting of Barcelona Wine Bar (“Barcelona”) and bartaco, for $325 million in cash, subject to customary adjustments set forth in the purchase agreement for Barteca’s consolidated debt, cash and working capital. Barcelona and bartaco will hereafter be referred to as Del Frisco’s Emerging Brands.

“We are excited to have completed the acquisition and look forward to what we can achieve with our Emerging Brands. Barcelona and bartaco provide the Del Frisco’s portfolio with significant growth and development opportunities, enabling us to capture market share in the experiential dining segment, while mitigating the risk of seasonality and economic downturns from our more steak-centric concepts,” said Norman Abdallah, Chief Executive Officer of Del Frisco’s Restaurant Group, Inc. “The ‘new’ Del Frisco’s will continue our corporate mission of celebrating life in restaurants through great food, wine and hospitality, allowing us to create truly memorable experiences for our guests, empowering our team members, and enabling our shareholders to reap the competitive advantages that our ‘experienced-based’ lifestyle brands provide us in the marketplace.”

Jeff Carcara has been named Chief Executive Officer of Del Frisco’s Emerging Brands, reporting to Norman Abdallah, Chief Executive Officer of Del Frisco’s, and will continue to lead Barcelona and bartaco. Mr. Carcara is being joined by certain members of his senior management team who together will ensure continuity for these brands and thereby limit execution risk.

We have also engaged a leading consulting firm to work on the Emerging Brands’ integration plan. The integration will be paced and sequenced over the next 12-18 months to ease the transition and help us realize an estimated $3 million-$5 million of annualized run rate synergies by 2020.

The transaction was funded with the proceeds from new senior secured credit facilities, which consist of a new $390 million senior secured term loan and a $50 million revolver.

Piper Jaffray acted as exclusive financial advisor to Del Frisco’s and its Board of Directors and Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor. Kirkland & Ellis LLP acted as legal advisor to Barteca. JPMorgan Chase and Citizens Financial Group provided financing for the transaction.

Conference Call Details for Second Quarter Financial Results
As a reminder, we will host a conference call to discuss financial results for our second quarter ended Tuesday, June 26, 2018 on Friday, July 27, 2018 at 7:30 AM Central Time.

A press release with second quarter 2018 financial results will be issued prior to the conference call that same day. Contained within that press release will be our updated 2018 financial guidance to reflect performance year to date, the impact of the Barteca acquisition, and the three-year growth model for the “new” Del Frisco’s.

The second quarter 2018 conference call can be accessed live over the phone by dialing 323-794-2423. A replay will be available afterwards and can be accessed by dialing 412-317-6671; the passcode is 3041445. The replay will be available until August 3, 2018.

The conference call will also be webcast live from our corporate website at www.DFRG.com under the investor relations section. An archive of the webcast will also be available through the corporate website shortly after the conference call has concluded.

About Del Frisco’s Restaurant Group, Inc.
Based in Irving, Texas, near Dallas, Del Frisco's Restaurant Group, Inc. is a collection of 82 restaurants across 24 states and Washington, D.C., including Del Frisco's Double Eagle Steakhouse, Barcelona Wine bar, bartaco, Del Frisco's Grille, and Sullivan's Steakhouse.

Del Frisco's Double Eagle Steakhouse serves flawless cuisine that's bold and delicious, and offers an extensive award-winning wine list and a level of service that reminds guests that they're the boss. Barcelona serves tapas both simple and elegant, using the best seasonal picks from local markets and unusual specialties from Spain and the Mediterranean, and offers an extensive selection of wines from Spain and South America featuring over 40 wines by the glass. bartaco combines fresh, upscale street food and award-winning cocktails made with artisanal spirits and freshly-squeezed juices with a coastal vibe in a relaxed environment. Del Frisco's Grille is modern, inviting, stylish and fun, taking the classic bar and grill to new heights, and drawing inspiration from bold flavors and market-fresh ingredients. Sullivan's Steakhouse is a great neighborhood place for a big night out on the town - with outstanding food, hand-shaken martinis, an award winning wine list, and live entertainment all under one roof.

For further information about our restaurants, to make reservations, or to purchase gift cards, please visit: www.DelFriscos.com, www.BarcelonaWineBar.com, www.bartaco.com, www.DelFriscosGrille.com, and www.SullivansSteakhouse.com. For more information about Del Frisco's Restaurant Group, Inc., please visit www.DFRG.com.

Forward Looking Statements
Certain statements in this communication are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. We use words such as “anticipate”, “believe”, “could”, “should”, “estimate”, “expect”, “intend”, “may”, “predict”, “project”, “target”, and similar terms and phrases, including references to assumptions, to identify forward-looking statements. All statements other than statements of historical facts contained in this communication, including references to assumptions or statements regarding our updated outlook for 2018, the anticipated impact of our acquisition of Barteca (the “Barteca Acquisition”) on our financial results, and our three year growth model are forward-looking statements. The forward-looking statements in this communication are based on information available to us as of the date any such statements are made, and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include, but are not limited to the following: (i) access to financing for the combined companies on a timely basis and on reasonable terms, (ii) the impact of the combined companies’ debt levels on the ability to operate following the Barteca Acquisition, (iii) risks relating to the integration of operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Barteca Acquisition will not be realized in whole or in part within expected timeframes, if at all, and (iv) the impact of the Barteca Acquisition on the combined companies' business. Additional factors relating to our business that could cause actual results to differ materially from our forward-looking statements include (i) our ability to achieve and manage our planned expansion, such as the availability of a sufficient number of suitable new restaurant sites and the availability of qualified employees, (ii) our ability to achieve expected levels of comparable restaurant sales increases, (iii) the performance of new restaurants and their impact on existing restaurant sales, (iv) increases in the cost of food ingredients and other key supplies, (v) the risk of food-borne illnesses and other health concerns about our food, (vi) the potential for increased labor costs or difficulty retaining qualified employees, including as a result of immigration enforcement activities, (vii) risks relating to our expansion into new markets, (viii) the impact of federal, state or local government regulations relating to our employees and the sale of food or alcoholic beverages, (ix) our ability to effectuate our planned divestiture of Sullivan’s Steakhouse on our intended timeline, uncertainty regarding the terms of any such divestiture and our ability to generate a return on such divestiture consistent with our strategy and (x) the risks set forth in our reports filed with the Securities and Exchange Commission.